UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

MARA HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-36555	01-0949984
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1010 South Federal Highway, Suite 2700

Hallandale Beach, FL 33009

(Address of principal executive offices and zip code)

(800) 804-1690

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MARA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, an amendment to the MARA Holdings, Inc. Amended and Restated 2018 Equity Incentive Plan (as amended, the “2018 Plan”) to increase the number of shares authorized for issuance thereunder by 18,000,000 shares (the “Amendment”) was approved by the stockholders of MARA Holdings, Inc. (the “Company”) and became effective on June 18, 2026. The material terms of the Amendment are summarized on pages 71 through 76 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2026 (the “Proxy Statement”), which description is incorporated herein by reference.

The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 18, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). A total of 213,399,096 shares of the Company’s common stock were represented at the Annual Meeting, constituting a quorum for all matters presented at the Annual Meeting. The final voting results for each matter submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal No. 1: Election of Class III Directors

The stockholders elected the following nominees as Class III directors to serve until the Company’s annual meeting of stockholders to be held in 2029, or until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

	Shares Voted
Name	For	Withheld	Broker Non-Votes
Vicki Mealer-Burke	65,489,872	45,085,559	102,823,665
Douglas Mellinger	100,494,708	10,080,723	102,823,665

Proposal No. 2: Ratification of Appointment of Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Shares Voted
For	Against	Abstentions
208,334,659	4,190,775	873,662

Proposal No. 3: Approval, on an advisory basis, of the compensation of the Named Executive Officers

The stockholders approved, on a non-binding advisory basis, the compensation of the Named Executive Officers.

Shares Voted
For	Against	Abstentions	Broker Non-Votes
64,973,538	44,975,240	626,653	102,823,665

Proposal No. 4: Approval of Amendment to the 2018 Plan

The stockholders approved the Amendment.

Shares Voted
For	Against	Abstentions	Broker Non-Votes
83,714,947	26,423,491	436,993	102,823,665

No other matters were presented for consideration or stockholder action at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Third Amendment to MARA Holdings, Inc. Amended and Restated 2018 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARA HOLDINGS, INC.

Date: June 22, 2026	By:	/s/ Zabi Nowaid
	Name:	Zabi Nowaid
	Title:	General Counsel and Corporate Secretary